THOMAS MARTIN (612) 340-8706 FAX (612) 340-7800 martin.tom@dorsey.com
September 24, 2015
Division of Corporation Finance
Securities and Exchange Commission
100 F Street NE
Washington, DC 20549

Attention:	Michael Clampitt, Senior Counsel
Christopher Dunham, Staff Attorney

Re:	Heartland Financial USA, Inc.
Amendment No. 2 to Registration Statement on Form S-4
File No. 333-206548

Dear Mr. Clampitt and Mr. Dunham,

Thank you for conveying verbally your remaining comment on the above registration statement. If we understood your comment correctly, you indicated that:

We note that you have filed a short form opinion stating that the tax consequences of the merger will be as described in the proxy statement/prospectus. As the disclosure in the proxy statement/prospectus now constitutes the opinion, please revise the discussion under the caption “Material U.S. Federal Income Tax Consequences of the Merger” in the proxy statement/prospectus, and in counsel’s opinion, to note that the discussion under such caption constitutes counsel’s opinion, consistent with Staff Legal Bulletin No. 19 (Oct. 14, 2011).

In response to your comment, the Company has revised the disclosure on pages 50 and 51 of the proxy statement/prospectus, and in Exhibit 8.1.

In order for Premier Valley Bank to hold the meeting of its shareholders on October 26, 2015 as originally scheduled, we would need to mail as soon as possible. To do so, we would like to be in a position to file a request to accelerate the effective date of the Registration Statement to Monday, September 28, 2015. Please contact me at 612-340-8706, or by e-mail at martin.tom@dorsey.com if we may file an acceleration request on this timetable.

Very truly yours,

/s/ Thomas Martin
Thomas Martin

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